UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: July 28, 2026
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange
6.500% Notes due August 15, 2062	FPRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

    Ford Motor Company (“Ford” or “Company”) hereby incorporates by reference its news release dated July 28, 2026, which is furnished as Exhibit 99 hereto.

    Beginning at 5:00 p.m. on July 28, 2026, Ford President and Chief Executive Officer Jim Farley, Chief Financial Officer Sherry House, and other members of Ford’s senior management team will host a conference call to discuss Ford’s second quarter 2026 financial results. Investors may access the webcast of the presentation at:

https://ford-motor-company-q2-2026-earnings-call.open-exchange.net/

    Pre-registration, which is recommended to expedite access to the webcast, is available at:

https://ford-motor-company-q2-2026-earnings-call.open-exchange.net/registration

    The presentation and supporting materials are available at www.shareholder.ford.com. Representatives of the investment community will have the opportunity to ask questions on the call.

    Investors also may access replays of the presentation beginning after 8:00 p.m. the day of the event through August 4, 2026 at:

https://ford-motor-company-q2-2026-earnings-call.open-exchange.net/

    All times referenced above are in Eastern Time.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99	News release dated July 28, 2026	Furnished with this Report

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: July 28, 2026	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary

*	Any reference in this Form 8-K Report or the attached exhibit(s) to our corporate website(s), other websites, and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.
**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.